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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 31, 2001


                        VOICESTREAM WIRELESS CORPORATION
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   WASHINGTON
            ---------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   000-29667                          91-1983600
         ------------------------------   ---------------------------------
            (Commission File Number)      (IRS Employer Identification No.)


                            12920 - 38th STREET S.E.,
                           BELLEVUE, WASHINGTON 98006
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 378-4000
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

On August 29, 2001, VoiceStream Wireless Corporation ("VWC") dismissed Arthur Andersen LLP ("Andersen") as its independent accountant

The audit reports of Andersen on the consolidated financial statements of VWC and subsidiaries for each of the years in the two-year period ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change the independent audit firm was recommended by VWC's Audit Committee and approved by VWC's Board of Directors.

During the two years ended December 31, 2000, and the subsequent interim period through August 29, 2001, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the past two fiscal years and through August 29, 2001, Andersen has not advised VWC of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

VWC requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1 and is incorporated herein by reference.

(b) New Independent Accountants

VWC engaged PricewaterhouseCoopers LLP ("PwC") as its new independent accountant as of August 29, 2001. During the two years ended December 31, 2000 and through August 29, 2001, VWC has not consulted with PwC regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934. VWC has authorized Andersen to respond fully to any inquiries from PwC relating to its engagement as VWC's independent accountant.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     16.1 Letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding Change in Certifying Accountant


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 VOICESTREAM WIRELESS CORPORATION

                 Dated: August 31, 2001


                 By:     /s/ David A. Miller
                     -----------------------------------------------------------
                         David A. Miller

                         Vice President of Legal Affairs